Exhibit 99.1

Fourth Quarter and Year End 2007
Earnings Release and Supplemental Information

HOME PROPERTIES®
Where Courtesy & Comfort Count

Before

Hawthorne Court - Central Islip, NY

After

850 Clinton Square • Rochester, NY 14604 • 585-546-4900 • www.homeproperties.com

HOME PROPERTIES, INC.
SUPPLEMENTAL FINANCIAL INFORMATION
FOURTH QUARTER 2007

FOURTH QUARTER 2007						4Q '07 versus 4Q '06
						% Growth
	# of	Date	4Q '07	4Q '07	Year Ago	Rental	Total	Total	Total	4Q '07
	Units	Acquired	Rent/Mo.	Occup.	Occup.	Rates	Revenue	Expense	NOI	% Co. NOI

Baltimore Region
Bonnie Ridge	960	7/1/1999	$1,029	95.6%	91.4%	-1.7%	4.8%	10.5%	1.4%
Canterbury Apartments	618	7/16/1999	$925	93.2%	95.5%	4.0%	-0.1%	-2.7%	1.5%
Country Village	344	4/30/1998	$878	95.0%	91.5%	4.0%	5.3%	4.0%	6.3%
Dunfield Townhomes	312	11/1/2007	$1,029	94.3%	n/a	n/a	n/a	n/a	n/a
Falcon Crest	396	7/16/1999	$971	91.1%	92.3%	2.2%	-4.4%	10.8%	-11.9%
Fox Hall Apartments	720	3/29/2007	$846	96.0%	n/a	n/a	n/a	n/a	n/a
Gateway Village	132	7/16/1999	$1,261	97.2%	96.9%	3.3%	4.3%	0.8%	6.1%
Heritage Woods	164	10/4/2006	$985	96.8%	n/a	n/a	n/a	n/a	n/a
Mill Towne Village Apts	384	5/31/2001	$853	93.3%	95.1%	3.8%	0.1%	12.7%	-7.5%
Morningside Heights	1,050	4/30/1998	$860	93.3%	94.4%	2.5%	0.1%	8.1%	-4.0%
Owings Run	504	7/16/1999	$1,155	94.3%	93.3%	3.8%	4.6%	3.8%	5.1%
Ridgeview at Wakefield Valley	204	1/13/2005	$1,116	95.1%	93.3%	7.6%	8.0%	23.3%	-0.8%
Selford Townhomes	102	7/16/1999	$1,286	94.8%	97.7%	3.3%	0.4%	8.4%	-3.0%
The Coves at Chesapeake	469	11/20/2006	$1,171	92.8%	n/a	n/a	n/a	n/a	n/a
Timbercroft Townhomes	284	7/16/1999	$836	98.1%	98.1%	3.8%	6.5%	-13.7%	21.0%
Top Field	156	10/4/2006	$1,114	97.6%	n/a	n/a	n/a	n/a	n/a
Village Square Townhomes	370	7/16/1999	$1,125	96.3%	95.4%	2.3%	3.0%	8.0%	0.9%
Woodholme Manor	177	3/31/2001	$827	95.9%	96.3%	1.8%	-0.3%	9.2%	-7.5%
Total Baltimore Region	7,346		$978	94.6%	93.9%	2.4%	2.3%	6.4%	0.0%	18.2%

Boston Region
Gardencrest	696	6/28/2002	$1,437	96.1%	95.0%	2.5%	4.6%	6.2%	3.5%
Highland House	172	5/31/2006	$1,134	95.5%	95.4%	3.5%	4.8%	3.5%	5.9%
Liberty Place	107	6/6/2006	$1,415	92.5%	94.9%	2.6%	-2.4%	2.5%	-5.8%
Stone Ends	280	2/12/2003	$1,219	95.2%	94.6%	-0.7%	1.0%	11.3%	-5.1%
The Heights at Marlborough	348	9/7/2006	$1,168	95.5%	92.4%	1.4%	7.3%	11.4%	4.2%
The Meadows at Marlborough	264	9/7/2006	$1,140	96.9%	90.2%	-0.1%	7.7%	13.2%	3.8%
The Townhomes of Beverly	204	2/15/2007	$1,434	93.4%	n/a	n/a	n/a	n/a	n/a
The Village at Marshfield	276	3/17/2004	$1,150	95.9%	95.3%	1.1%	4.2%	-5.3%	10.1%
Westwoods	35	4/30/2007	$1,223	90.3%	n/a	n/a	n/a	n/a	n/a
Total Boston Region	2,382		$1,280	95.4%	94.1%	1.6%	4.5%	6.7%	2.9%	7.1%

Chicago Region
Blackhawk	371	10/20/2000	$876	96.8%	94.0%	2.7%	8.1%	-20.5%	47.1%
Courtyards Village	224	8/29/2001	$811	98.5%	97.4%	4.3%	6.3%	-16.2%	34.7%
Cypress Place	192	12/27/2000	$934	96.9%	97.6%	3.0%	4.1%	-15.5%	28.1%
The Colony	783	9/1/1999	$880	97.9%	96.8%	6.3%	9.8%	-40.0%	62.3%
The New Colonies	672	6/23/1998	$722	94.8%	95.6%	3.0%	3.1%	3.1%	3.0%
Total Chicago Region	2,242		$830	96.8%	96.1%	4.3%	6.8%	-20.3%	37.6%	4.9%

Florida Region
The Hamptons	668	7/7/2004	$1,043	93.3%	94.7%	2.8%	0.1%	17.1%	-12.6%
Vinings at Hampton Village	168	7/7/2004	$1,140	94.4%	92.8%	2.8%	4.0%	11.3%	-2.3%
Total Florida Region	836		$1,062	93.5%	94.3%	2.8%	0.9%	15.8%	-10.5%	1.8%

Hudson Valley Region
Carriage Hill	140	7/17/1996	$1,230	96.7%	95.3%	2.7%	4.4%	8.2%	0.6%
Lakeshore Villas	152	7/17/1996	$1,055	92.6%	92.6%	1.7%	4.5%	-2.9%	13.5%
Patricia	100	7/7/1998	$1,435	94.7%	95.8%	3.4%	-0.8%	3.9%	-4.8%
Sherwood Consolidation	224	10/11/2002	$1,276	97.3%	95.5%	4.8%	9.2%	13.1%	5.1%
Sunset Gardens	217	7/17/1996	$927	94.5%	95.1%	0.8%	4.7%	6.7%	2.7%
Total Hudson Valley Region	833		$1,156	95.4%	94.9%	2.8%	5.1%	6.8%	3.4%	1.9%

FOURTH QUARTER 2007						4Q '07 versus 4Q '06
% Growth
	# of	Date	4Q '07	4Q '07	Year Ago	Rental	Total	Total	Total	4Q '07
	Units	Acquired	Rent/Mo.	Occup.	Occup.	Rates	Revenue	Expense	NOI	% Co. NOI

Long Island, NY Region
Bayview / Colonial	160	11/1/2000	$1,208	93.3%	93.7%	0.4%	3.4%	27.4%	-17.3%
Cambridge Village	82	3/1/2002	$1,618	93.6%	97.6%	4.2%	1.9%	9.6%	-4.3%
Coventry Village	94	7/31/1998	$1,390	94.5%	97.3%	2.8%	1.0%	3.8%	-2.2%
Devonshire Hills	297	7/16/2001	$1,707	95.0%	95.4%	-1.4%	-3.7%	-2.5%	-4.4%
East Winds	96	11/1/2000	$1,166	95.6%	93.7%	1.1%	8.1%	8.8%	7.4%
Hawthorne Court	434	4/4/2002	$1,392	94.0%	93.3%	2.5%	5.5%	9.9%	1.2%
Heritage Square	80	4/4/2002	$1,630	97.0%	98.0%	4.5%	2.4%	-0.4%	4.9%
Holiday Square	144	5/31/2002	$1,132	96.7%	96.7%	3.0%	4.7%	-0.6%	8.5%
Lake Grove Apartments	368	2/3/1997	$1,397	95.4%	94.4%	0.5%	5.5%	4.2%	6.3%
Maple Tree	84	11/1/2000	$1,131	92.3%	97.4%	-2.6%	-7.3%	7.4%	-20.2%
Mid- Island Estates	232	7/1/1997	$1,308	97.0%	94.8%	2.4%	4.1%	-2.9%	10.4%
Rider Terrace	24	11/1/2000	$1,273	93.7%	97.8%	2.4%	4.3%	26.2%	-10.7%
Sayville Commons	342	7/15/2005	$1,488	97.1%	98.0%	4.1%	4.0%	2.1%	5.4%
South Bay Manor	61	9/11/2000	$1,608	93.8%	88.4%	5.2%	13.7%	21.6%	7.3%
Southern Meadows	452	6/29/2001	$1,338	97.4%	95.3%	-1.0%	3.1%	8.5%	-0.8%
Stratford Greens	359	3/1/2002	$1,428	96.4%	97.2%	3.1%	5.6%	15.2%	-0.7%
Terry Apartments	65	11/1/2000	$1,141	83.6%	92.8%	-1.9%	-10.7%	10.3%	-34.1%
Westwood Village Apts	242	3/1/2002	$2,260	94.5%	95.3%	4.0%	6.6%	6.7%	6.6%
Woodmont Village Apts	96	3/1/2002	$1,330	94.5%	96.2%	2.3%	3.4%	6.7%	1.6%
Yorkshire Village Apts	40	3/1/2002	$1,671	96.9%	99.2%	5.4%	7.3%	11.7%	3.1%
Total Long Island Region	3,752		$1,454	95.3%	95.5%	1.8%	3.5%	7.0%	0.9%	12.7%

Maine Region
Liberty Commons	120	8/30/2006	$1,161	95.5%	97.5%	3.8%	2.6%	0.7%	3.7%
Mill Co. Gardens	95	7/7/1998	$773	96.3%	94.1%	1.0%	3.5%	14.3%	-5.8%
Redbank Village	500	7/7/1998	$827	95.9%	92.9%	2.4%	7.1%	4.1%	9.4%
Total Maine Region	715		$876	95.9%	94.1%	2.6%	5.7%	4.8%	6.2%	1.5%

New Jersey Region
Barrington Gardens	148	3/1/2005	$1,006	93.9%	98.2%	13.4%	7.8%	33.0%	-8.5%
Chatham Hill Apartments	308	1/30/2004	$1,674	96.3%	95.4%	5.2%	7.7%	-2.5%	13.8%
East Hill Gardens	33	7/7/1998	$1,511	91.4%	96.9%	2.7%	-2.3%	5.3%	-6.4%
Hackensack Gardens	198	3/1/2005	$974	94.0%	96.9%	9.9%	9.8%	29.0%	-13.1%
Jacob Ford Village	270	2/15/2007	$1,064	95.1%	n/a	n/a	n/a	n/a	n/a
Lakeview	106	7/7/1998	$1,336	96.3%	96.5%	5.0%	5.2%	-0.1%	9.5%
Northwood Apartments	134	1/30/2004	$1,286	94.3%	93.4%	5.2%	7.6%	15.2%	-1.0%
Oak Manor	77	7/7/1998	$1,779	90.7%	99.3%	3.1%	-0.6%	6.1%	-4.3%
Pleasant View	1,142	7/7/1998	$1,143	94.1%	94.3%	5.4%	7.7%	5.8%	9.2%
Pleasure Bay	270	7/7/1998	$1,087	91.1%	94.4%	2.2%	-5.2%	18.0%	-23.5%
Regency Club	372	9/24/2004	$1,118	96.8%	91.4%	0.5%	10.3%	-0.2%	21.3%
Royal Gardens Apartments	550	5/28/1997	$1,212	95.5%	90.6%	4.8%	13.2%	2.4%	23.8%
Wayne Village	275	7/7/1998	$1,366	97.1%	96.3%	4.8%	7.4%	0.3%	12.5%
Windsor Realty	67	7/7/1998	$1,178	97.0%	93.2%	3.2%	12.8%	-26.1%	47.3%
Total New Jersey Region	3,950		$1,210	94.9%	94.2%	4.8%	7.5%	5.8%	8.9%	11.0%

Philadelphia Region
Beechwood Gardens	160	7/7/1998	$826	95.9%	96.5%	-0.8%	0.3%	0.3%	0.4%
Castle Club	158	3/15/2000	$931	90.0%	94.9%	-0.2%	-5.0%	2.9%	-12.5%
Chesterfield	247	9/23/1997	$894	96.6%	96.6%	-1.7%	-1.8%	19.3%	-17.7%
Curren Terrace	318	9/23/1997	$920	91.7%	96.0%	1.2%	-3.6%	4.5%	-10.6%
Glen Brook	174	7/28/1999	$814	90.6%	92.3%	-0.3%	-6.7%	6.7%	-23.6%
Glen Manor	174	9/23/1997	$800	96.5%	95.7%	4.4%	5.0%	5.7%	4.2%
Golf Club	399	3/15/2000	$1,027	94.8%	92.4%	1.2%	6.1%	1.7%	9.4%
Hill Brook Place	274	7/28/1999	$891	89.7%	94.8%	0.9%	-5.8%	10.7%	-23.2%
Home Properties of Bryn Mawr	316	3/15/2000	$1,041	93.6%	94.8%	-0.9%	0.5%	-0.2%	1.1%
Home Properties of Devon	631	3/15/2000	$1,098	94.2%	93.5%	1.0%	1.8%	7.0%	-1.8%
Home Properties of Newark	432	7/16/1999	$861	94.0%	94.6%	1.7%	5.9%	8.6%	3.7%
New Orleans Park	442	7/28/1999	$860	93.2%	95.6%	3.3%	0.4%	5.3%	-4.6%
Racquet Club	466	7/7/1998	$1,022	96.0%	93.9%	-0.4%	3.1%	14.6%	-4.8%
Racquet Club South	103	5/27/1999	$873	95.3%	93.9%	-0.1%	2.5%	0.9%	4.2%
Ridley Brook	244	7/28/1999	$897	91.6%	93.6%	1.4%	4.0%	10.8%	-3.7%
Sherry Lake	298	7/23/1998	$1,170	90.7%	94.2%	0.9%	-2.6%	6.4%	-7.8%
The Brooke at Peachtree Village	146	8/15/2005	$1,091	95.5%	97.4%	5.3%	6.2%	4.1%	7.6%
The Landings	384	11/25/1996	$975	94.9%	96.7%	2.8%	1.8%	-6.8%	8.9%
Trexler Park	250	3/15/2000	$1,037	91.2%	91.7%	-0.7%	-3.4%	3.1%	-8.4%
Trexler Park West	168	Under Construction	$1,261	80.6%	n/a	n/a	n/a	n/a	n/a
Valley View	177	9/23/1997	$825	91.1%	88.7%	-1.7%	5.6%	5.8%	5.3%
Village Square	128	9/23/1997	$937	93.8%	97.7%	2.3%	-1.9%	12.6%	-12.0%
William Henry	363	3/15/2000	$1,102	95.0%	94.7%	3.1%	7.4%	4.3%	9.8%
Total Philadelphia Region	6,452		$970	93.6%	94.4%	1.1%	1.3%	5.8%	-2.4%	14.4%

FOURTH QUARTER 2007						4Q '07 versus 4Q '06
% Growth
	# of	Date	4Q '07	4Q '07	Year Ago	Rental	Total	Total	Total	4Q '07
	Units	Acquired	Rent/Mo.	Occup.	Occup.	Rates	Revenue	Expense	NOI	% Co. NOI

Washington DC Region
Braddock Lee	255	3/16/1998	$1,247	97.1%	98.0%	3.5%	4.6%	7.1%	2.9%
Cider Mill	864	9/27/2002	$1,074	95.1%	92.3%	1.3%	5.0%	2.1%	7.3%
Cinnamon Run	511	12/28/2005	$1,160	97.1%	96.8%	4.8%	6.7%	7.0%	6.5%
East Meadow	150	8/1/2000	$1,317	96.4%	97.1%	1.8%	1.9%	-1.0%	3.7%
Elmwood Terrace	504	6/30/2000	$896	92.8%	93.8%	3.9%	1.2%	6.1%	-3.1%
Falkland Chase	450	9/10/2003	$1,322	93.1%	95.7%	5.3%	2.3%	11.6%	-2.7%
Mount Vernon Square	1,387	12/27/2006	$1,146	94.9%	n/a	n/a	n/a	n/a	n/a
Orleans Village	851	11/16/2000	$1,286	94.2%	92.2%	1.0%	3.3%	8.7%	-0.1%
Park Shirlington	294	3/16/1998	$1,222	96.5%	96.7%	2.5%	5.2%	2.9%	7.0%
Peppertree Farm	880	12/28/2005	$1,128	89.4%	90.8%	3.2%	7.1%	1.0%	12.0%
Seminary Hill	296	7/1/1999	$1,212	90.6%	90.9%	1.4%	3.0%	2.5%	3.6%
Seminary Towers	540	7/1/1999	$1,251	93.5%	93.0%	2.2%	2.8%	6.8%	-0.4%
Tamarron Apartments	132	7/16/1999	$1,414	96.6%	95.6%	3.8%	4.4%	2.4%	5.3%
The Apts at Wellington Trace	240	3/2/2004	$1,259	94.2%	92.1%	2.5%	4.0%	6.7%	2.9%
The Manor - MD	435	8/31/2001	$1,140	92.2%	96.4%	1.4%	-1.1%	2.9%	-4.0%
The Manor - VA	198	2/19/1999	$1,005	95.8%	93.0%	3.2%	8.0%	11.1%	5.6%
The Sycamores	185	12/16/2002	$1,345	97.8%	95.4%	1.1%	3.9%	8.6%	1.6%
Virginia Village	344	5/31/2001	$1,220	93.6%	95.4%	0.7%	0.7%	8.6%	-5.4%
West Springfield	244	11/18/2002	$1,407	94.6%	94.4%	3.6%	4.0%	8.8%	1.8%
Woodleaf Apartments	228	3/19/2004	$1,114	95.5%	93.3%	2.8%	4.2%	-4.0%	9.5%
Total Washington DC Region	8,988		$1,180	94.1%	93.8%	2.5%	3.8%	5.2%	2.8%	26.5%

TOTAL OWNED PORTFOLIO	37,496		$1,113	94.6%	n/a	n/a	n/a	n/a	n/a	100.0%
TOTAL CORE PORTFOLIO	32,600		$1,114	94.6%	94.4%	2.5%	3.7%	4.5%	3.1%

December YTD						YTD '07 versus YTD '06
						% Growth
	# of	Date	YTD '07	YTD '07	Year Ago	Rental	Total	Total	Total	YTD '07
	Units	Acquired	Rent/Mo.	Occup.	Occup.	Rates	Revenue	Expense	NOI	% Co. NOI

Baltimore Region
Bonnie Ridge	960	7/1/1999	$1,032	93.8%	92.9%	2.3%	7.0%	4.6%	8.6%
Canterbury Apartments	618	7/16/1999	$904	95.4%	95.5%	4.0%	3.1%	-0.8%	5.6%
Country Village	344	4/30/1998	$859	95.3%	93.0%	2.6%	6.7%	3.7%	9.2%
Dunfield Townhomes	312	11/1/2007	$1,029	94.3%	n/a	n/a	n/a	n/a	n/a
Falcon Crest	396	7/16/1999	$961	91.6%	91.7%	3.4%	1.7%	7.8%	-1.7%
Fox Hall Apartments	720	3/29/2007	$827	95.1%	n/a	n/a	n/a	n/a	n/a
Gateway Village	132	7/16/1999	$1,238	96.7%	93.3%	2.7%	7.0%	-0.1%	11.0%
Heritage Woods	164	10/4/2006	$951	97.2%	n/a	n/a	n/a	n/a	n/a
Mill Towne Village Apts	384	5/31/2001	$841	94.5%	94.6%	3.1%	4.0%	6.1%	2.7%
Morningside Heights	1,050	4/30/1998	$852	94.2%	94.4%	2.7%	4.1%	3.9%	4.3%
Owings Run	504	7/16/1999	$1,143	95.1%	94.3%	5.8%	6.7%	8.7%	5.7%
Ridgeview at Wakefield Valley	204	1/13/2005	$1,080	95.8%	94.5%	6.6%	7.6%	14.3%	3.4%
Selford Townhomes	102	7/16/1999	$1,267	95.5%	95.3%	3.1%	3.4%	6.6%	2.0%
The Coves at Chesapeake	469	11/20/2006	$1,153	92.0%	n/a	n/a	n/a	n/a	n/a
Timbercroft Townhomes	284	7/16/1999	$823	98.9%	98.9%	3.3%	3.6%	-2.5%	7.3%
Top Field	156	10/4/2006	$1,083	96.9%	n/a	n/a	n/a	n/a	n/a
Village Square Townhomes	370	7/16/1999	$1,113	95.9%	96.0%	2.5%	3.3%	5.7%	2.2%
Woodholme Manor	177	3/31/2001	$818	95.1%	94.7%	3.8%	3.5%	3.7%	3.3%
Total Baltimore Region	7,346		$980	94.6%	94.3%	3.4%	4.9%	4.5%	5.1%	17.4%

Boston Region
Gardencrest	696	6/28/2002	$1,419	95.9%	96.2%	2.9%	2.5%	-0.7%	5.0%
Highland House	172	5/31/2006	$1,118	95.7%	n/a	n/a	n/a	n/a	n/a
Liberty Place	107	6/6/2006	$1,397	93.4%	n/a	n/a	n/a	n/a	n/a
Stone Ends	280	2/12/2003	$1,228	95.3%	96.4%	1.3%	-0.9%	1.2%	-2.2%
The Heights at Marlborough	348	9/7/2006	$1,175	94.9%	n/a	n/a	n/a	n/a	n/a
The Meadows at Marlborough	264	9/7/2006	$1,144	94.6%	n/a	n/a	n/a	n/a	n/a
The Townhomes of Beverly	204	2/15/2007	$1,423	93.4%	n/a	n/a	n/a	n/a	n/a
The Village at Marshfield	276	3/17/2004	$1,140	95.9%	95.5%	1.1%	2.7%	-1.1%	5.0%
Westwoods	35	4/30/2007	$1,189	92.8%	n/a	n/a	n/a	n/a	n/a
Total Boston Region	2,382		$1,259	95.4%	96.1%	2.2%	1.8%	-0.4%	3.4%	7.1%

Chicago Region
Blackhawk	371	10/20/2000	$862	96.2%	93.6%	1.9%	7.5%	-4.8%	24.6%
Courtyards Village	224	8/29/2001	$796	97.8%	96.7%	3.2%	7.6%	-4.5%	22.3%
Cypress Place	192	12/27/2000	$918	97.9%	96.4%	1.5%	3.9%	-1.8%	11.0%
The Colony	783	9/1/1999	$854	97.8%	96.4%	4.6%	7.1%	-7.1%	22.4%
The New Colonies	672	6/23/1998	$711	95.8%	94.5%	1.4%	5.1%	-1.1%	11.1%
Total Chicago Region	2,242		$812	97.0%	95.4%	2.9%	6.4%	-4.4%	18.4%	4.2%

Florida Region
The Hamptons	668	7/7/2004	$1,035	95.0%	95.4%	5.8%	5.8%	4.9%	6.7%
Vinings at Hampton Village	168	7/7/2004	$1,129	95.7%	95.1%	6.5%	8.1%	8.1%	8.2%
Total Florida Region	836		$1,054	95.1%	95.3%	5.9%	6.3%	5.6%	7.0%	1.9%

Hudson Valley Region
Carriage Hill	140	7/17/1996	$1,225	95.7%	95.1%	2.4%	2.6%	7.7%	-2.3%
Lakeshore Villas	152	7/17/1996	$1,042	95.6%	92.1%	-1.3%	3.5%	-1.3%	8.7%
Patricia	100	7/7/1998	$1,411	97.3%	94.7%	2.5%	5.7%	-1.6%	12.2%
Sherwood Consolidation	224	10/11/2002	$1,241	97.0%	95.8%	4.3%	6.2%	4.4%	8.3%
Sunset Gardens	217	7/17/1996	$911	97.0%	95.0%	-1.6%	3.3%	0.2%	6.2%
Total Hudson Valley Region	833		$1,136	96.6%	94.7%	1.5%	4.4%	2.3%	6.6%	2.0%

December YTD						YTD '07 versus YTD '06
% Growth
	# of	Date	YTD '07	YTD '07	Year Ago	Rental	Total	Total	Total	YTD '07
	Units	Acquired	Rent/Mo.	Occup.	Occup.	Rates	Revenue	Expense	NOI	% Co. NOI

Long Island, NY Region
Bayview / Colonial	160	11/1/2000	$1,202	94.5%	94.9%	1.3%	1.8%	8.5%	-3.7%
Cambridge Village	82	3/1/2002	$1,604	95.6%	96.3%	4.4%	3.6%	1.3%	5.7%
Coventry Village	94	7/31/1998	$1,382	95.1%	96.1%	1.8%	1.7%	4.1%	-0.9%
Devonshire Hills	297	7/16/2001	$1,713	95.7%	95.5%	-0.4%	-4.2%	-5.9%	-3.3%
East Winds	96	11/1/2000	$1,171	93.8%	95.6%	2.3%	0.0%	7.5%	-6.0%
Hawthorne Court	434	4/4/2002	$1,374	94.2%	93.9%	1.0%	2.3%	7.9%	-2.6%
Heritage Square	80	4/4/2002	$1,601	96.6%	97.8%	4.7%	2.8%	4.8%	1.0%
Holiday Square	144	5/31/2002	$1,131	95.8%	96.0%	4.0%	4.1%	-0.9%	7.7%
Lake Grove Apartments	368	2/3/1997	$1,384	94.9%	94.5%	-0.5%	2.0%	4.3%	0.6%
Maple Tree	84	11/1/2000	$1,151	92.1%	95.8%	-0.2%	-5.1%	10.3%	-17.0%
Mid- Island Estates	232	7/1/1997	$1,299	95.8%	93.6%	3.3%	5.4%	2.7%	7.6%
Rider Terrace	24	11/1/2000	$1,253	96.1%	93.1%	0.6%	2.0%	8.8%	-3.1%
Sayville Commons	342	7/15/2005	$1,464	97.5%	98.4%	5.0%	4.2%	5.9%	3.0%
South Bay Manor	61	9/11/2000	$1,573	95.2%	90.9%	2.4%	6.2%	10.8%	2.7%
Southern Meadows	452	6/29/2001	$1,337	95.1%	95.7%	-1.2%	-1.4%	10.4%	-9.2%
Stratford Greens	359	3/1/2002	$1,414	95.6%	96.0%	1.1%	2.8%	6.7%	0.1%
Terry Apartments	65	11/1/2000	$1,161	87.5%	95.6%	0.9%	-8.3%	-0.2%	-15.3%
Westwood Village Apts	242	3/1/2002	$2,227	95.9%	95.6%	3.4%	6.3%	9.2%	4.3%
Woodmont Village Apts	96	3/1/2002	$1,311	94.6%	95.6%	2.2%	2.6%	-2.3%	5.6%
Yorkshire Village Apts	40	3/1/2002	$1,630	96.6%	97.2%	4.5%	4.6%	7.1%	2.3%
Total Long Island Region	3,752		$1,443	95.3%	95.5%	1.6%	1.8%	5.4%	-0.8%	12.8%

Maine Region
Liberty Commons	120	8/30/2006	$1,139	96.7%	47.3%	n/a	n/a	n/a	n/a
Mill Co. Gardens	95	7/7/1998	$773	95.9%	95.0%	2.0%	2.7%	10.0%	-3.7%
Redbank Village	500	7/7/1998	$822	95.8%	94.4%	2.1%	5.2%	12.6%	0.5%
Total Maine Region	715		$869	96.0%	94.5%	2.1%	4.8%	12.1%	-0.1%	1.5%

New Jersey Region
Barrington Gardens	148	3/1/2005	$957	94.6%	97.1%	12.1%	11.9%	13.4%	10.7%
Chatham Hill Apartments	308	1/30/2004	$1,639	94.1%	95.8%	4.1%	4.0%	7.7%	2.4%
East Hill Gardens	33	7/7/1998	$1,498	93.7%	98.0%	4.0%	0.3%	15.1%	-6.9%
Hackensack Gardens	198	3/1/2005	$945	96.7%	97.8%	9.2%	9.5%	11.0%	7.8%
Jacob Ford Village	270	2/15/2007	$1,025	91.8%	n/a	n/a	n/a	n/a	n/a
Lakeview	106	7/7/1998	$1,312	96.2%	97.5%	5.2%	4.2%	0.2%	7.0%
Northwood Apartments	134	1/30/2004	$1,257	94.4%	94.4%	5.3%	5.3%	11.7%	-1.0%
Oak Manor	77	7/7/1998	$1,749	95.4%	98.1%	2.1%	2.0%	3.3%	1.3%
Pleasant View	1,142	7/7/1998	$1,125	94.1%	94.8%	6.1%	6.7%	-0.1%	12.0%
Pleasure Bay	270	7/7/1998	$1,078	93.2%	95.0%	2.3%	3.8%	7.9%	0.3%
Regency Club	372	9/24/2004	$1,119	95.6%	93.1%	1.3%	6.4%	3.8%	8.7%
Royal Gardens Apartments	550	5/28/1997	$1,192	93.7%	93.7%	5.7%	7.1%	-0.9%	13.8%
Wayne Village	275	7/7/1998	$1,339	95.9%	97.3%	4.5%	3.5%	3.0%	3.9%
Windsor Realty	67	7/7/1998	$1,153	95.5%	94.4%	1.5%	6.8%	-3.9%	15.5%
Total New Jersey Region	3,950		$1,201	94.5%	95.2%	5.0%	5.9%	3.4%	7.8%	11.2%

Philadelphia Region
Beechwood Gardens	160	7/7/1998	$830	95.2%	95.4%	0.1%	2.9%	2.4%	3.5%
Castle Club	158	3/15/2000	$929	92.9%	94.3%	-0.2%	1.6%	1.9%	1.4%
Chesterfield	247	9/23/1997	$903	94.7%	96.9%	0.2%	2.2%	8.7%	-3.2%
Curren Terrace	318	9/23/1997	$914	94.2%	94.8%	0.7%	4.2%	3.7%	4.6%
Glen Brook	174	7/28/1999	$817	93.1%	93.2%	0.5%	4.2%	-7.7%	22.0%
Glen Manor	174	9/23/1997	$788	95.6%	93.5%	3.3%	7.6%	2.6%	13.7%
Golf Club	399	3/15/2000	$1,015	94.6%	93.2%	0.5%	5.5%	2.3%	7.9%
Hill Brook Place	274	7/28/1999	$881	93.6%	95.0%	0.7%	2.3%	2.2%	2.3%
Home Properties of Bryn Mawr	316	3/15/2000	$1,037	93.0%	92.6%	-1.3%	2.0%	-1.3%	4.8%
Home Properties of Devon	631	3/15/2000	$1,088	95.4%	93.1%	0.0%	5.2%	1.4%	7.9%
Home Properties of Newark	432	7/16/1999	$858	94.0%	94.9%	0.7%	1.6%	6.1%	-1.8%
New Orleans Park	442	7/28/1999	$849	94.1%	95.7%	3.9%	6.7%	3.4%	10.1%
Racquet Club	466	7/7/1998	$1,014	95.8%	94.4%	-0.8%	5.5%	5.4%	5.6%
Racquet Club South	103	5/27/1999	$867	95.4%	95.0%	-1.1%	5.0%	1.0%	8.9%
Ridley Brook	244	7/28/1999	$888	94.4%	95.7%	1.3%	4.6%	5.2%	4.1%
Sherry Lake	298	7/23/1998	$1,164	91.6%	93.8%	0.4%	0.5%	3.4%	-1.2%
The Brooke at Peachtree Village	146	8/15/2005	$1,065	97.1%	97.3%	5.0%	5.7%	5.7%	5.7%
The Landings	384	11/25/1996	$964	95.7%	95.1%	0.4%	3.0%	-3.3%	7.9%
Trexler Park	250	3/15/2000	$1,038	91.6%	90.6%	-0.8%	-2.0%	-2.0%	-2.0%
Trexler Park West	168	Under Construction	$1,255	84.5%	n/a	n/a	n/a	n/a	n/a
Valley View	177	9/23/1997	$826	88.6%	90.0%	-0.8%	7.1%	7.9%	6.0%
Village Square	128	9/23/1997	$933	93.5%	94.9%	2.6%	1.6%	1.7%	1.5%
William Henry	363	3/15/2000	$1,081	94.6%	92.4%	-1.3%	5.6%	6.5%	4.9%
Total Philadelphia Region	6,452		$962	94.2%	94.0%	0.4%	3.8%	2.6%	4.9%	15.0%

December YTD						YTD '07 versus YTD '06
% Growth
	# of	Date	YTD '07	YTD '07	Year Ago	Rental	Total	Total	Total	YTD '07
	Units	Acquired	Rent/Mo.	Occup.	Occup.	Rates	Revenue	Expense	NOI	% Co. NOI

Washington DC Region
Braddock Lee	255	3/16/1998	$1,231	96.0%	96.9%	2.6%	5.4%	4.5%	6.0%
Cider Mill	864	9/27/2002	$1,065	95.1%	94.3%	0.9%	3.8%	-0.8%	7.3%
Cinnamon Run	511	12/28/2005	$1,143	96.5%	95.9%	2.8%	4.4%	-1.4%	7.1%
East Meadow	150	8/1/2000	$1,315	95.3%	96.1%	4.2%	5.1%	-2.9%	10.5%
Elmwood Terrace	504	6/30/2000	$880	92.9%	93.3%	3.7%	1.0%	2.3%	-0.2%
Falkland Chase	450	9/10/2003	$1,294	94.0%	95.5%	6.1%	3.6%	5.2%	2.8%
Mount Vernon Square	1,387	12/27/2006	$1,131	94.9%	n/a	n/a	n/a	n/a	n/a
Orleans Village	851	11/16/2000	$1,277	92.8%	93.9%	1.9%	3.4%	0.4%	5.5%
Park Shirlington	294	3/16/1998	$1,206	96.2%	96.2%	1.7%	4.8%	-0.9%	9.0%
Peppertree Farm	880	12/28/2005	$1,108	90.4%	89.1%	1.1%	5.3%	-1.9%	10.6%
Seminary Hill	296	7/1/1999	$1,200	92.7%	93.8%	1.2%	3.5%	-1.8%	8.9%
Seminary Towers	540	7/1/1999	$1,242	93.8%	94.6%	2.7%	4.4%	4.2%	4.6%
Tamarron Apartments	132	7/16/1999	$1,397	95.4%	95.8%	5.4%	4.5%	4.9%	4.3%
The Apts at Wellington Trace	240	3/2/2004	$1,247	93.7%	96.2%	3.8%	0.0%	8.1%	-3.4%
The Manor - MD	435	8/31/2001	$1,125	93.3%	94.9%	0.2%	1.2%	5.0%	-1.3%
The Manor - VA	198	2/19/1999	$989	93.8%	95.1%	0.9%	2.6%	5.4%	0.5%
The Sycamores	185	12/16/2002	$1,353	96.3%	96.5%	5.3%	7.0%	8.7%	6.2%
Virginia Village	344	5/31/2001	$1,218	94.9%	95.6%	0.7%	4.1%	2.4%	5.5%
West Springfield	244	11/18/2002	$1,388	96.3%	95.1%	3.9%	4.3%	5.7%	3.7%
Woodleaf Apartments	228	3/19/2004	$1,096	94.6%	94.1%	4.4%	4.8%	7.7%	3.2%
Total Washington DC Region	8,988		$1,166	94.1%	94.3%	2.4%	3.8%	1.8%	5.2%	26.9%

TOTAL OWNED PORTFOLIO	37,496		$1,101	94.7%	n/a	n/a	n/a	n/a	n/a	100.0%
TOTAL CORE PORTFOLIO	32,600		$1,101	94.8%	94.7%	2.5%	4.0%	2.8%	5.0%

Physical Occupancy Comparison By Region - Core Properties

Sequential Comparison
Fourth Quarter 2007 vs. Third Quarter 2007

Region	% Units	4Q '07	3Q '07	Variance

New Jersey, Long Island, Hudson Valley	25.4%	95.2%	95.3%	-0.1%
Washington	23.3%	94.0%	94.4%	-0.4%
Philadelphia	19.3%	93.6%	94.3%	-0.7%
Baltimore	16.9%	94.5%	94.7%	-0.2%
Chicago	6.9%	96.9%	96.5%	0.4%
Boston	3.8%	95.9%	96.9%	-1.0%
Florida	2.6%	93.5%	94.4%	-0.9%
Other	1.8%	96.0%	97.2%	-1.2%

Total Core	100.0%	94.6%	95.0%	-0.4%

Year over Year Comparison
Fourth Quarter 2007 vs. Fourth Quarter 2006

Region	% Units	4Q '07	4Q '06	Variance

New Jersey, Long Island, Hudson Valley	25.4%	95.2%	94.9%	0.3%
Washington	23.3%	94.0%	93.8%	0.2%
Philadelphia	19.3%	93.6%	94.4%	-0.8%
Baltimore	16.9%	94.5%	94.0%	0.5%
Chicago	6.9%	96.9%	96.1%	0.8%
Boston	3.8%	95.9%	95.0%	0.9%
Florida	2.6%	93.5%	94.3%	-0.8%
Other	1.8%	96.0%	93.1%	2.9%

Total Core	100.0%	94.6%	94.4%	0.2%

December vs. Quarter Comparison

Region	% Units	Dec '07	4Q '07	Variance

New Jersey, Long Island, Hudson Valley	25.4%	94.9%	95.2%	-0.3%
Washington	23.3%	94.1%	94.0%	0.1%
Philadelphia	19.3%	93.5%	93.6%	-0.1%
Baltimore	16.9%	94.3%	94.5%	-0.2%
Chicago	6.9%	96.9%	96.9%	0.0%
Boston	3.8%	94.8%	95.9%	-1.1%
Florida	2.6%	93.1%	93.5%	-0.4%
Other	1.8%	94.7%	96.0%	-1.3%

Total Core	100.0%	94.5%	94.6%	-0.1%

Net Operating Results – Core Properties

Sequential Results
Fourth Quarter 2007 vs. Third Quarter 2007

Region	% Units	Revenues	Expenses	NOI

New Jersey, Long Island, Hudson Valley	25.4%	1.6%	16.9%	-8.2%
Washington	23.3%	1.4%	8.3%	-2.9%
Philadelphia	19.3%	1.7%	11.8%	-5.8%
Baltimore	16.9%	1.5%	3.8%	0.2%
Chicago	6.9%	4.6%	-17.3%	26.8%
Boston	3.8%	-0.5%	15.3%	-9.0%
Florida	2.6%	-0.9%	6.1%	-7.0%
Other	1.8%	-0.9%	5.1%	-4.9%

Total Core	100.0%	1.5%	9.4%	-3.6%

Year Over Year Results
Fourth Quarter 2007 vs. Fourth Quarter 2006

Region	% Units	Revenues	Expenses	NOI

New Jersey, Long Island, Hudson Valley	25.4%	5.3%	6.5%	4.3%
Washington	23.3%	3.8%	5.2%	2.8%
Philadelphia	19.3%	1.3%	5.8%	-2.4%
Baltimore	16.9%	2.3%	6.4%	0.0%
Chicago	6.9%	6.8%	-20.3%	37.6%
Boston	3.8%	3.8%	5.1%	2.9%
Florida	2.6%	0.9%	15.8%	-10.5%
Other	1.8%	6.6%	5.8%	7.1%

Total Core	100.0%	3.7%	4.5%	3.1%

Resident Statistics

Top Six Reasons for Moveouts - Owned Communities
	4Q '07	3Q '07	2Q '07	1Q '07	4Q '06	3Q '06	2Q '06	1Q '06	Year '07	Year '06	Year '05	Year '04

Eviction/skip	16.20%	12.80%	12.70%	16.70%	17.00%	12.60%	12.30%	14.70%	14.60%	14.20%	13.10%	12.30%

Employment related	16.00%	17.40%	15.70%	15.20%	14.60%	15.70%	15.70%	16.40%	16.10%	15.60%	15.60%	15.50%

Home purchase	13.70%	14.90%	16.60%	16.70%	18.60%	19.10%	18.70%	17.60%	15.50%	18.50%	19.40%	19.50%

Location convenience/
apartment size	13.00%	14.10%	13.90%	13.80%	12.70%	13.60%	11.70%	11.50%	13.70%	12.40%	12.80%	12.30%

Transfer w/in HP	10.50%	6.10%	8.10%	8.60%	8.10%	7.80%	8.20%	8.80%	8.30%	8.20%	9.10%	9.50%

Rent Level	7.40%	7.40%	8.60%	8.60%	8.40%	7.20%	8.70%	9.10%	8.00%	8.40%	9.20%	9.60%

Traffic - Core					Turnover - Core
			Signed	Signed
	Traffic	Traffic	Leases	Leases
	4Q '07	Year '07	4Q '07	Year '07
	vs.	To	vs.	To
	4Q '06	Year '06	4Q '06	Year '06	4Q '07	4Q '06	Year '07	Year '06

Region
Baltimore	13%	12%	30%	16%	9%	9%	41%	43%
Boston	27%	23%	-20%	13%	5%	8%	37%	37%
Chicago	2%	-1%	18%	-5%	7%	10%	41%	50%
Florida	22%	8%	17%	13%	10%	14%	45%	50%
Hudson Valley	-24%	-9%	-51%	-31%	10%	11%	43%	46%
Long Island	-5%	-8%	-8%	-7%	7%	9%	36%	37%
Maine	4%	2%	-21%	-2%	10%	10%	43%	45%
New Jersey	5%	11%	0%	12%	7%	8%	39%	35%
Philadelphia	14%	1%	10%	-5%	10%	11%	46%	48%
Washington	11%	4%	29%	5%	10%	10%	41%	42%

Total Core	9%	4%	12%	2%	9%	10%	41%	43%

Bad Debt as % of Rent - Core

4Q '07	4Q '06	Year '07	Year '06
1.04%	0.88%	0.88%	0.76%

Net Operating Income Detail - Core Properties
 ($ in thousands, except per unit data)

	4Q '07	4Q '06	Qtr	%	YTD '07	YTD '06	YTD	%
	Actual	Actual	Variance	Variance	Actual	Actual	Variance	Variance

Rent	$101,950	$99,460	$2,490	2.5%	$404,594	$395,140	$9,454	2.4%
Utility recovery	4,381	2,831	1,550	54.8%	16,565	8,610	7,955	92.4%
Rent including recoveries	106,331	102,291	4,040	3.9%	421,159	403,750	17,409	4.3%
Other income	4,263	4,384	(121)	-2.8%	17,559	17,919	(360)	-2.0%

Total income	110,594	106,675	3,919	3.7%	438,718	421,669	17,049	4.0%
Operating & maintenance	(47,464)	(45,418)	(2,046)	-4.5%	(183,738)	(178,769)	(4,969)	-2.8%

Net Core NOI	$63,130	$61,257	$1,873	3.1%	$254,980	$242,900	$12,080	5.0%

Physical Occupancy %	94.6%	94.4%	0.2%		94.8%	94.7%	0.1%

Weighted Avg Rent	$1,114	$1,086	$27	2.5%	$1,101	$1,075	$26	2.5%

Seasonality Factor for NAV Calculation

To annualize net operating income in order to calculate a net asset value, the seasonality factor to apply to the quarter's effective NOI run rate is 24.8%.
This will adjust for the typical seasonal variability in NOI for each quarter.

Operating Expense Detail - Core Properties
($ in thousands)

	4Q '07	4Q '06	Qtr	%	YTD '07	YTD '06	YTD	%
	Actual	Actual	Variance	Variance	Actual	Actual	Variance	Variance

Electricity	$1,834	$1,624	$(210)	-12.9%	$7,417	$7,130	$(287)	-4.0%

Gas	5,805	6,087	282	4.6%	19,862	20,205	343	1.7%

Water & sewer	3,115	2,958	(157)	-5.3%	12,234	11,645	(589)	-5.1%

Repairs & maintenance	6,937	6,813	(124)	-1.8%	25,300	27,034	1,734	6.4%

Personnel expense	9,957	8,907	(1,050)	-11.8%	40,342	37,228	(3,114)	-8.4%

Advertising	1,120	1,083	(37)	-3.4%	4,265	4,176	(89)	-2.1%

Legal & professional	379	250	(129)	-51.6%	1,362	1,224	(138)	-11.3%

Office & telephone	1,281	1,250	(31)	-2.5%	5,315	5,482	167	3.0%

Property insurance	2,330	1,939	(391)	-20.2%	8,973	7,076	(1,897)	-26.8%

Real estate taxes	10,367	10,246	(121)	-1.2%	41,594	40,445	(1,149)	-2.8%

Snow	329	153	(176)	-115.0%	999	612	(387)	-63.2%

Trash	756	636	(120)	-18.9%	2,842	2,603	(239)	-9.2%

Property management G & A	3,254	3,472	218	6.3%	13,233	13,909	676	4.9%

Total Core	$47,464	$45,418	$(2,046)	-4.5%	$183,738	$178,769	$(4,969)	-2.8%

Discontinued Operations
($ in thousands)

The operating results of discontinued operations are summarized as follows for the quarter and twelve months ended December 31, 2007 and 2006:

	4Q '07	4Q '06	YTD '07	YTD '06
Revenues:
Rental income	$965	$10,137	$9,142	$69,011
Property other income	74	1,841	621	7,396
Total revenues	1,039	11,978	9,763	76,407
Operating and maintenance	462	6,126	3,907	40,302
Interest expense	1,062	8,197	1,704	19,116
Depreciation and amortization	179	854	2,256	8,793
Total expenses	1,703	15,177	7,867	68,211
Income from discontinued operations
before minority interest	(664)	(3,199)	1,896	8,196
Minority interest in operating partnership	192	918	(542)	(2,714)
Income from discontinued operations	$(472)	$(2,281)	$1,354	$5,482

Summary Of Recent Acquisitions
 ($ in millions, except per unit data)

					(1)			Wgtd. Avg.
			Purchase	# of	CAP	Purchase		Price Per
Community	Market	State	Date	Units	Rate	Price		Unit
2007 Acquisitions
The Townhomes of Beverly	Boston	MA	2/15/2007	204	5.8%	$36.4		$178,598
Jacob Ford Village	New Jersey	NJ	2/15/2007	270	5.5%	$26.7		$98,811
Fox Hall Apartments	Baltimore	MD	3/28/2007	720	5.7%	$62.2		$86,436
Westwoods	Boston	MA	4/30/2007	35	6.6%	$4.0		$114,143
Dunfield Townhomes	Baltimore	MD	11/1/2007	312	6.5%	$32.2	(2)	$103,061
			Total YTD	1,541	5.9%	$161.5		$104,800

					(1)			Wgtd. Avg.
			Purchase	# of	CAP	Purchase		Price Per
Community	Market	State	Date	Units	Rate	Price		Unit
2006 Acquisitions
Highland House	Boston	MA	5/31/2006	172	6.3%	$17.9		$104,006
Liberty Place	Boston	MA	6/6/2006	107	6.6%	$14.9		$139,178
The Heights at Marlborough	Boston	MA	9/7/2006	348	6.0%	$48.9		$140,557
The Meadows at Marlborough	Boston	MA	9/7/2006	264	6.4%	$34.2		$129,402
Heritage Woods	Baltimore	MD	10/4/2006	164	7.2%	$14.0		$85,622
Topfield Apartments	Baltimore	MD	10/4/2006	156	6.7%	$18.4		$117,891
The Coves at Chesapeake	Baltimore	MD	11/20/2006	469	5.7%	$67.0		$142,949
Mount Vernon Square	NoVA/DC	VA	12/27/2006	1,387	7.4%	$144.8		$104,375
			Total YTD	3,067	6.7%	$360.1		$117,411

			Total 2007 and 2006 Acquisitions	4,608	6.4%	$521.6		$113,194

(1)  CAP rate based on projected NOI at the time of acquisition after an allowance for a 3% management fee but before capital expenditures.
(2) Purchase Price is $2.4 million less than reported in acquisition press release due to GAAP fair market value adjustment for OP Units issued at a price above current market value.

Summary Of Recent Sales
($ in millions, except per unit data)

					(1)		Wgtd. Avg.
			Sale	# of	CAP	Sales	Price Per
Community	Market	State	Date	Units	Rate	Price	Unit
2007 Sales
Brittany Place	NoVA/DC	MD	7/12/2007	591	5.7%	$74.1	$125,381
Executive House	Philadelphia	PA	8/20/2007	100	6.4%	$9.6	$96,000
Shakespeare Park	Baltimore	MD	9/18/2007	84	7.3%	$6.9	$82,143
Cornwall Park	Hudson Valley	NY	12/12/2007	75	7.2%	$11.0	$146,667
Fenland Field	Baltimore	MD	12/28/2007	234	5.7%	$27.9	$119,231
			Total YTD	1,084	5.9%	$129.5	$119,465

					(1)		Wgtd. Avg.
			Sale	# of	CAP	Sales	Price Per
Community	Market	State	Date	Units	Rate	Price	Unit
2006 Sales
Fairmount & Kensington	New Jersey	NJ	4/5/2006	92	4.0%	$9.2	$99,478
Detroit Portfolio (19 properties)	Detroit	MI	6/29/2006	5,046	8.3%	$228.8	$45,334
Upstate Portfolio (18 properties)	Upstate NY	NY	12/6/2006	4,567	7.2%	$257.4	$56,364
			Total YTD	9,705	7.6%	$495.3	$51,038

			Total 2007 and 2006 Sales	10,789	7.3%	$624.8	$57,913

(1)  CAP rate based on projected NOI at the time of sale after an allowance for a 3% management fee but before capital expenditures.

Breakdown Of Owned Units By Market

		Net			Net
		Acquired/			Acquired/
		Developed	As of	12/31/2006	Developed	As of	Current
Market	State	in 2006	12/31/2006	% of Units	in 2007	12/31/2007	% of Units
Suburban Washington	DC	1,387	9,579	25.92%	-591	8,988	23.97%
Suburban New York City	NY/NJ	-92	8,340	22.57%	195	8,535	22.76%
Baltimore	MD	790	6,632	17.95%	714	7,346	19.59%
Philadelphia	PA	87	6,467	17.50%	-15	6,452	17.21%
Boston	MA	891	2,143	5.80%	239	2,382	6.35%
Chicago	IL	0	2,242	6.07%	0	2,242	5.98%
Florida	FL	0	836	2.26%	0	836	2.23%
Portland	ME	72	715	1.93%	0	715	1.91%
Detroit	MI	-5,046	0	0.00%	0	0	0.00%
Upstate New York	NY	-4,567	0	0.00%	0	0	0.00%

Total		-6,478	36,954	100.0%	542	37,496	100.0%

Debt Summary Schedule
					MATURITY	YEARS TO
PROPERTY		LENDER	RATE	BALANCE	DATE	MATURITY
FIXED RATE SECURED
Cypress Place		Reilly - Fannie Mae	7.130	5,863,958	01/01/08	0.00
Virginia Village		Wachovia - Svcr	6.910	8,579,507	01/01/08	0.00
Racquet Club South		NorthMarq - Freddie	6.980	2,734,653	07/01/08	0.50
Westwood Village - 1st	(1)	M and T Bank	5.940	14,698,073	10/31/08	0.84
Stone Ends		Prudential-Fannie Mae	4.530	22,368,343	11/01/08	0.84
Westwood Village - 2nd	(1)	M and T Bank	5.940	814,439	11/01/08	0.84
Westwood Village - 3rd		M and T Bank	5.550	17,106,812	11/01/08	0.84
Golf Club Apartments		ARCS - Fannie	6.585	15,041,002	12/01/08	0.92
Devonshire - 2nd		Wachovia - Fannie Mae	6.720	4,542,476	01/01/09	1.01
Heritage Square		CharterMac-Fannie	5.150	6,179,239	07/01/09	1.50
Blackhawk		M&T Realty - Freddie Mac	5.060	13,013,974	12/01/09	1.92
William Henry		NorthMarq - Freddie	5.310	22,134,007	12/01/09	1.92
Braddock Lee		Prudential-Fannie Mae	4.575	20,851,254	01/01/10	2.01
Elmwood Terrace		CharterMac-Fannie Mae	5.300	20,665,519	01/01/10	2.01
Glen Manor		Prudential-Fannie Mae	5.065	5,685,951	01/01/10	2.01
Hill Brook Apts		M&T Realty - Freddie Mac	5.210	10,977,516	01/01/10	2.01
Lakeview		Prudential-Fannie Mae	4.575	8,484,172	01/01/10	2.01
Pleasure Bay		Prudential-Fannie Mae	4.575	14,749,538	01/01/10	2.01
Ridley Brook		Prudential-Fannie Mae	4.865	9,472,737	01/01/10	2.01
Sherry Lake		GMAC - Freddie Mac	5.180	19,087,571	01/01/10	2.01
Windsor Realty		Prudential-Fannie Mae	4.575	4,567,010	01/01/10	2.01
Bayview Apartments		M&T Realty - Freddie Mac	4.950	11,295,237	03/01/10	2.17
East Winds Apartments		M&T Realty - Freddie Mac	4.990	6,415,353	03/01/10	2.17
Multi-Property		M&T Realty - Freddie Mac	7.575	45,400,000	05/01/10	2.33
Cider Mill - 1st	(1)	Deutsche Bank - Freddie	4.720	41,561,821	10/01/10	2.75
Cider Mill - 2nd		Deutsche Bank - Freddie	5.180	17,816,809	10/01/10	2.75
Cider Mill - 3rd		Deutsche Bank - Freddie	4.810	9,000,000	10/01/10	2.75
Home Properties of Devon		Prudential-Fannie Mae	7.500	28,892,000	10/01/10	2.75
The Heights at Marlborough - 1st	(1)	Deutsche Bank - Freddie	5.420	22,783,069	10/01/10	2.75
The Heights at Marlborough - 2nd		Deutsche Bank - Freddie	4.890	5,370,000	10/01/10	2.75
Trexler Park		Prudential-Fannie Mae	7.500	10,140,000	10/01/10	2.75
Multi-Property		Prudential-Fannie Mae	7.250	32,978,000	01/01/11	3.01
Multi-Property		Prudential-Fannie Mae	6.360	8,141,000	01/01/11	3.01
Multi-Property		Prudential-Fannie Mae	6.160	58,881,000	01/01/11	3.01
Orleans Village - 1st		Prudential-Fannie Mae	6.815	43,745,000	01/01/11	3.01
Orleans Village - 2nd		Prudential-Fannie Mae	5.360	22,248,000	01/01/11	3.01
New Orleans/Arbor Crossing		Prudential-Fannie Mae	4.860	18,844,256	03/01/11	3.17
Racquet Club East - 1st		Prudential-Fannie Mae	6.875	20,950,795	04/01/11	3.25
Racquet Club East - 2nd		Prudential-Fannie Mae	5.490	10,234,788	04/01/11	3.25
Timbercroft Townhomes 1 - 1st		GMAC - HUD	8.500	385,210	05/01/11	3.33
The Meadows at Marlborough	(1)	Prudential - Fannie Mae	5.500	21,015,941	08/01/11	3.59
Lake Grove - 1st		Prudential-Fannie Mae	6.540	25,493,370	12/01/11	3.92
Lake Grove - 2nd		Prudential-Fannie Mae	5.510	10,975,059	12/01/11	3.92
Mount Vernon Square	(1)	KeyBank RE Cap-Fannie	5.490	88,448,630	01/01/12	4.01
Multi-Property Notes Pay		Seller Financing	4.000	415,831	02/01/12	4.09
Timbercroft III - 1st		GMAC - HUD	8.000	579,753	02/01/12	4.09
Castle Club Apartments		NorthMarq - Freddie	7.080	6,532,869	05/01/12	4.34
Gateway Village		Prudential-Fannie Mae	6.885	6,759,160	05/01/12	4.34
The Colonies		Prudential-Fannie Mae	7.110	19,851,969	06/01/12	4.42
Carriage Hill - NY		M&T Realty - Freddie Mac	6.850	5,602,699	07/01/12	4.50
Lakeshore Villas		M&T Realty - Freddie Mac	6.850	4,841,666	07/01/12	4.50
Patricia Apts		M&T Realty - Freddie Mac	6.830	5,134,581	07/01/12	4.50
Sunset Gardens - 1st		M&T Realty - Freddie Mac	6.830	5,694,716	07/01/12	4.50
Sunset Gardens - 2nd		M&T Realty - Freddie Mac	5.520	2,734,505	07/01/12	4.50
Woodholme Manor		Prudential-Fannie Mae	7.165	3,640,172	07/01/12	4.50
Regency Club - 1st	(1)	CharterMac-Fannie Mae	4.840	17,937,127	10/01/12	4.76
Regency Club - 2nd		CharterMac-Fannie Mae	4.950	7,613,059	10/01/12	4.76
Liberty Place	(1)	CW Capital- Fannie	5.710	6,333,553	11/01/12	4.84
Hackensack Gardens - 1st		Wash Mutual-Fannie Mae	5.260	4,651,271	03/01/13	5.17
Hackensack Gardens - 2nd		Wash Mutual-Fannie Mae	5.440	4,488,049	03/01/13	5.17
Topfield Apartments		M&T Realty-Fannie Mae	5.300	6,244,677	04/01/13	5.25
Canterbury Apartments		M&T Realty-Fannie Mae	5.020	28,525,150	05/01/13	5.34
Morningside		JPMorganChase	6.990	16,445,202	05/01/13	5.34
Multi-Property		Prudential - Fannie Mae	6.475	100,000,000	08/31/13	5.67
Heritage Woods Apts	(1)	MMA Realty - Fannie	5.290	5,045,574	09/01/13	5.67
Falkland Chase		CharterMac-Fannie Mae	5.480	13,590,331	04/01/14	6.25
The Apts. At Wellington Trace		M&T Realty - Freddie Mac	5.520	25,217,486	04/01/14	6.25
Hawthorne Court		CharterMac-Fannie Mae	5.270	36,582,008	07/01/14	6.50
Curren Terrace - 1st		M&T Realty - Freddie Mac	5.360	14,287,662	10/01/14	6.76
Curren Terrace - 2nd		M&T Realty - Freddie Mac	5.090	10,250,000	10/01/14	6.76
Stratford Greens		North Fork Bank	5.750	32,608,143	07/01/15	7.50
Sayville Commons		M&T Realty - Freddie Mac	5.000	42,047,579	08/01/15	7.59
Northwood Apartments		M&T Realty - Freddie Mac	5.500	10,675,000	12/01/15	7.92
Cinnamon Run - 1st		M&T Realty - Freddie Mac	5.250	52,300,000	01/01/16	8.01
Cinnamon Run - 2nd		M&T Realty - Freddie Mac	5.550	5,409,449	01/01/16	8.01
Peppertree Farm - 1st		M&T Realty - Freddie Mac	5.250	80,500,000	01/01/16	8.01
Peppertree Farm - 2nd		M&T Realty - Freddie Mac	5.550	1,967,068	01/01/16	8.01
The Hamptons/Vinings at Hamptons		Prudential-Fannie Mae	5.565	53,436,513	02/01/16	8.09

				MATURITY	YEARS TO
PROPERTY	LENDER	RATE	BALANCE	DATE	MATURITY

Devonshire - 1st		Wachovia - Fannie Mae	5.600	39,071,019	04/01/16	8.26
Mid-Island		Prudential-Fannie Mae	5.480	19,913,000	04/01/16	8.26
Owings Run 1 & 2		Prudential-Fannie Mae	5.590	43,081,000	04/01/16	8.26
Country Village		CharterMac-Fannie Mae	5.520	19,608,361	06/01/16	8.42
Fox Hall Apartments		Columbia Nat'l - Freddie	5.610	47,000,000	06/01/17	9.42
Mill Towne Village		Prudential-Fannie Mae	5.990	24,239,000	09/01/17	9.68
Royal Gardens Apts.		M&T Realty - Freddie Mac	5.830	47,000,000	11/01/17	9.84
Village Square 1, 2 & 3		Prudential-Fannie Mae	5.810	39,285,000	12/01/17	9.93
Chatham Hill		M&T Realty - Freddie Mac	5.590	45,000,000	01/01/18	10.01
Seminary Towers Apartments		Prudential-Fannie Mae	5.485	53,515,000	07/01/18	10.51
Bonnie Ridge - 1st		Prudential Life	6.600	14,078,380	12/15/18	10.96
Bonnie Ridge - 2nd		Prudential Life	6.160	18,776,557	12/15/18	10.96
Bonnie Ridge - 3rd		Prudential Life	6.070	25,897,068	12/15/18	10.96
Timbercroft III - 2nd		M & T Realty - HUD	8.375	2,669,065	06/01/19	11.42
Timbercroft Townhomes 1 - 2nd		M & T Realty - HUD	8.375	1,812,093	06/01/19	11.42
Dunfield Townhomes		Centerline Capital	5.250	13,075,569	09/01/28	20.68
Bari Manor	(1)	Wachovia (Servicer)	4.440	2,644,155	10/11/28	20.79
Hudson View Estates	(1)	Wachovia (Servicer)	4.500	2,052,092	10/11/28	20.79
Sherwood Townhouses	(1)	Wachovia (Servicer)	4.290	639,522	10/11/28	20.79
Sparta Green	(1)	Wachovia (Servicer)	4.440	1,671,730	10/11/28	20.79
Highland House	(1)	Arbor Comml - Fannie	6.320	6,402,197	01/01/29	21.02
Westwoods	(1)	Capstone Realty - HUD	5.940	3,707,087	06/01/34	26.44
Briggs-Wedgewood	(2)	Berkshire Mtg - HUD	6.000	16,523,782	11/01/34	26.85
The Village At Marshfield	(1)	Capstone Realty - HUD	5.950	23,866,549	01/01/42	34.03

WTD AVG - FIXED SECURED			5.764	1,958,104,136		6.37

VARIABLE RATE SECURED
Barrington Gardens 30L+165		Wachovia Bank	6.720	3,990,000	03/15/08	0.21
Falkland Chase BMA Index + 1.10		MontCtyHOC-Fannie Mae	4.288	24,695,000	10/01/30	22.77
Adjusts Weekly

WTD AVG - VARIABLE SECURED			4.626	28,685,000		19.63

WTD AVG - TOTAL SECURED DEBT			5.747	1,986,789,136		6.56

FIXED RATE UNSECURED
Exchangeable Senior Notes			4.125	200,000,000	11/01/26	18.85

VARIABLE RATE UNSECURED - LINE OF CREDIT
Unsecured Line of Credit		M and T Bank et. al.	5.350	2,500,000	09/01/08	0.67
Adjusts Daily 30 LIBOR + 75

TOTAL COMBINED DEBT			5.599	$2,189,289,136		7.67

% OF PORTFOLIO - FIXED				98.6%

WTG AVG - TOTAL SECURED DEBT			5.747			6.56
WTD AVG - TOTAL PORTFOLIO			5.599			7.67

UNENCUMBERED PROPERTIES					FIXED RATE
					MATURING DEBT SCHEDULE
						MATURING	WTD AVG	% OF
					YEAR	DEBT	RATE	TOTAL
Beechwood Gardens	160		Sherwood House	6	2007	$-		0.00%
Cambridge Village	82		Southern Meadows	452	2008	87,206,788	5.82	4.45%
Courtyards Village	224		Terry Apartments	65	2009	45,869,696	5.36	2.34%
Coventry Village	94		The Brooke at Peachtree	146	2010	313,215,555	5.65	16.00%
East Hill Gardens	33		The Colony	783	2011	273,892,419	6.24	13.99%
Gardencrest	696		The Coves at Chesapeake	469	2012	182,120,291	5.89	9.30%
Glen Brook	177		The Landings	384	2013	165,399,922	6.13	8.45%
Holiday Square	144		The Sycamores	185	2014	99,927,487	5.36	5.10%
Jacob Ford Village	270		The Townhomes of Beverly	204	2015	85,330,722	5.35	4.36%
Liberty Commons	120		Trexler Park	168	2016	315,286,409	5.43	16.10%
Maple Tree	84		Wayne Village Apartments	275	2017 - 2042	389,854,846	5.80	19.91%
Mill Co	95		Woodleaf Apartments	228	TOTAL	$1,958,104,136	5.76	100.00%
Rider Terrace	24		Yorkshire Village	40
Ridgeview Chase	204
Total Unencumbered Properties:		27	Total Units:	5,812

Recurring Capital Expenditure Summary

Effective January 1, 2007, the Company has updated its estimate of the amount of recurring, non-revenue enhancing capital expenditures incurred on an annual basis for a standard garden style apartment.  The Company now estimates that the proper amount is $760 per apartment unit compared to $525 which had been used since 2001.  This new amount better reflects current actual costs and the effects of inflation since the last update.

The Company has a policy to capitalize costs related to the acquisition, development, rehabilitation, construction and improvement of properties.  Capital improvements are costs that increase the value and extend the useful life of an asset.  Ordinary repair and maintenance costs that do not extend the useful life of the asset are expensed as incurred.  Costs incurred on a lease turnover due to normal wear and tear by the resident are expensed on the turn.  Recurring capital improvements typically include: appliances, carpeting and flooring, HVAC equipment, kitchen/bath cabinets, new roofs, site improvements and various exterior building improvements.   Non-recurring upgrades include, among other items:  community centers, new windows, and kitchen/bath apartment upgrades.  The Company capitalizes interest and certain internal personnel costs related to the communities under rehabilitation and construction.

The table below is a list of the items that management considers recurring, non-revenue enhancing capital and maintenance expenditures for a standard garden style apartment.  Included are the per unit replacement cost and the useful life that Management estimates the Company incurs on an annual basis.

				Maintenance
			Capitalized	Expense	Total
	Capitalized		Expenditure	Cost Per	Cost Per
	Cost Per	Useful	Per Unit	Unit	Unit
Category	Unit	Life(1)	Per Year(2)	Per Year(3)	Per Year
Appliances	$1,368	10	$137	$5	$142
Blinds/shades	135	3	45	6	51
Carpets/cleaning	840	4	210	97	307
Computers, equipment, misc.(4)	120	5	24	29	53
Contract repairs	-	-	-	102	102
Exterior painting (5)	84	3	28	1	29
Flooring	250	7	36	-	36
Furnace/air (HVAC)	765	24	32	43	75
Hot water heater	260	7	37	-	37
Interior painting	-		-	138	138
Kitchen/bath cabinets	1,100	25	44	-	44
Landscaping	-	-	-	106	106
New roof	800	24	33	-	33
Parking lot	540	15	36	-	36
Pool/exercise facility	105	16	7	23	30
Windows	1,505	28	54	-	54
Miscellaneous (6)	555	15	37	40	77
Total	$8,427		$760	$590	$1,350

(1) Estimated weighted average actual physical useful life of the expenditure capitalized.
(2) This amount is not necessarily incurred each and every year.  Some years will be higher, or lower depending on the timing of certain longer life expenditures.
(3) These expenses are included in the Operating and Maintenance line item of the Consolidated Statement of Operations.  Maintenance labor costs are not included in the $590 per unit estimate.  All personnel costs for site supervision, leasing agents, and maintenance staff are combined and disclosed in the Company's same- store expense detail schedule.
(4) Includes computers, office equipment/ furniture, and maintenance vehicles.
(5) The level of exterior painting may be lower than other similar titled presentations as the Company's portfolio has a significant amount of brick exteriors.  In addition, the other exposed surfaces are most often covered in aluminum or vinyl.
(6) Includes items such as: balconies, siding, and concrete/sidewalks.

In reviewing the breakdown of costs above, one must consider the Company's unique strategy in operating apartments which has been to improve every property every year regardless of age.  Another part of its strategy is to purchase older properties and rehab and reposition them to enhance internal rates of return.  This strategy results in higher costs of capital expenditures and maintenance costs which is more than justified by higher revenue growth, higher net operating income growth and a higher rate of property appreciation.

Capital Expenditure Summary

The Company estimates that during the three and twelve months ended December 31, 2007 approximately $190 and $760 per unit, respectively, was spent on recurring capital expenditures.  The table below summarizes the breakdown of capital improvements by major categories between recurring and non-recurring, revenue generating capital improvements as follows:

For the three months ended December 31, 2007
($ in thousands, except per unit data)

			Non-		Total
	Recurring		Recurring		Capital
	Cap Ex	Per Unit(a)	Cap Ex	Per Unit(a)	Improvements	Per Unit(a)
New buildings	$-	$-	$641	$17	$641	$17
Major building improvements	1,104	30	4,113	111	5,217	141
Roof replacements	306	8	1,288	35	1,594	43
Site improvements	399	11	3,961	107	4,360	118
Apartment upgrades	971	26	5,664	153	6,635	179
Appliances	1,126	30	14	-	1,140	30
Carpeting/flooring	2,282	62	1,131	30	3,413	92
HVAC/mechanicals	640	17	3,281	88	3,921	105
Miscellaneous	223	6	524	14	747	20
Totals	$7,051	$190	$20,617	$555	$27,668	$745

(a) Calculated using the weighted average number of units owned, including 32,600 core units, 2006 acquisition units of 3,067, and 2007 acquisition units of 1,437 for the three months ended December 31, 2007 and 32,600 core units and 2006 acquisition units of 1,489 for the three months ended December 31, 2006.

For the twelve months ended December 31, 2007
(in thousands, except per unit data)

			Non-		Total
	Recurring		Recurring		Capital
	Cap Ex	Per Unit(a)	Cap Ex	Per Unit(a)	Improvements	Per Unit(a)
New Buildings	$-	$-	$2,067	$56	$2,067	$56
Major building improvements	4,368	119	13,036	355	17,404	474
Roof replacements	1,211	33	2,810	77	4,021	110
Site improvements	1,578	43	8,514	232	10,092	275
Apartment upgrades	4,350	119	16,485	449	20,835	568
Appliances	3,945	107	4	-	3,949	107
Carpeting/Flooring	9,029	246	2,598	71	11,627	317
HVAC/Mechanicals	2,533	69	9,636	263	12,169	332
Miscellaneous	881	24	2,125	58	3,006	82
Totals	$27,895	$760	$57,275	$1,561	$85,170	$2,321

(a) Calculated using the weighted average number of units owned, including 32,600 core units, 2006 acquisition units of 3,067, and 2007 acquisition units of 1,036 for the twelve months ended December 31, 2007 and 32,600 core units and 2006 acquisition units of 505 for the twelve months ended December 31, 2006.

Capital Expenditure Summary

The schedule below summarizes the breakdown of total capital improvements between core and non-core as follows:

For the three months ended December 31, 2007
($ in thousands, except per unit data)

			Non-		Total
	Recurring		Recurring		Capital
	Cap Ex	Per Unit	Cap Ex	Per Unit	Improvements	Per Unit
Core Communities	$6,195	$190	$15,682	$481	$21,877	$671
2007 Acquisition Communities	273	190	1,893	1,317	2,166	1,507
2006 Acquisition Communities	583	190	3,042	992	3,625	1,182
Sub-total	7,051	190	20,617	555	27,668	745
2007 Disposed Communities	54	190	141	492	195	682
2006 Disposed Communities	-	-	-	-	-	-
Corporate office expenditures (1)	-	-	-	-	866	-
	$7,105	$190	$20,758	$555	$28,729	$745

For the twelve months ended December 31, 2007
(in thousands, except per unit data)

			Non-		Total
	Recurring		Recurring		Capital
	Cap Ex	Per Unit	Cap Ex	Per Unit	Improvements	Per Unit
Core Communities	$24,776	$760	$46,858	$1,437	$71,634	$2,197
2007 Acquisition Communities	787	760	2,563	2,474	3,350	3,234
2006 Acquisition Communities	2,331	760	7,856	2,561	10,187	3,321
Sub-total	27,894	760	57,277	1,561	85,171	2,321
2007 Disposed Communities	562	760	1,317	1,782	1,879	2,542
2006 Disposed Communities	-	-	-	-	-	-
Corporate office expenditures (1)	-	-	-	-	3,280	-
	$28,456	$760	$58,594	$1,565	$90,330	$2,325

(1) - No distinction is made between recurring and non-recurring expenditures for corporate office.  Corporate office expenditures includes principally computer hardware, software and office furniture and fixtures.

Adjusted Net Operating Income - Core Properties
($ in thousands)

	Quarter	Quarter
	12/31/2007	12/31/2006	Change

Net Operating Income	$63,130	$61,257	3.1%

Less: Non-recurring Cap-ex @ 6%	(941)	-	-

Adjusted Net Operating Income	$62,189	$61,257	1.5%

Some of our Core Property NOI reflects incremental investments in the communities above and beyond normal capital replacements.  After charging ourselves a 6% cost of debt capital on these additional expenditures, what we refer to as the adjusted NOI for the quarter is recalculated and presented above.

Development Communities as of December 31, 2007
($ in thousands)

		# of		Estimated					%
	Property	Units at	Estimated	Costs	Costs	Construction	Initial	Construction	Physical
	Type	Completion	Costs	Per Unit	Incurred	Start	Occupancy	Completion	Occupancy

Under construction:
Trexler Park West	Garden	216	$26,100	$120.8	$21,400	3Q05	3Q06	3Q08	59.7%
Allentown, PA

1200 East West Highway	High Rise	247	74,000	299.6	17,468	2Q07	3Q09	4Q09	n/a
Silver Spring, MD

Pre-construction:
Huntington Metro	Podium	421	123,000	292.2	36,263	1Q08	1Q10	3Q11	n/a
Alexandria, VA

Falkland North	High Rise	1,059	317,700	300.0	1,236	2010	2012	2014	n/a
Silver Spring, MD

Totals		1,943	$540,800	$278.3	$76,367

2008 Earnings Guidance

	First	Second	Third	Fourth
	Quarter	Quarter	Quarter	Quarter	Year

2008 compared to 2007 based on NAREIT definition
FFO per share - 2008 guidance per NAREIT definition	$.75 - $.79	$.84 -$.88	$.86 - $.90	$.86 - $.90	$3.31 - $3.47

Midpoint of guidance	$0.77	$0.86	$0.88	$0.88	$3.39

FFO per share - 2007 actual per NAREIT definition	$0.726	$0.853	$0.835	$0.786	$3.202

Improvement projected	6.1%	0.8%	5.4%	12.0%	5.9%

2008 compared to 2007 based on "Operating FFO"
FFO per share - 2008 Operating FFO	$.75 - $.79	$.84 -$.88	$.86 - $.90	$.86 - $.90	$3.31 - $3.47

Midpoint of guidance	$0.77	$0.86	$0.88	$0.88	$3.39

FFO per share - 2007 Operating FFO	$0.766	$0.853	$0.835	$0.786	$3.242

Improvement projected	0.5%	0.8%	5.4%	12.0%	4.6%

"Operating FFO" is defined as FFO as computed under the strict interpretation of the NAREIT definition and adding back impairment and other non-recurring charges.  Following the NAREIT definition created certain noise in 2007 due to the redemption of the 9.0% Series F Preferred Stock.  The $1.9 million in issuance costs originally incurred in 2002 was recorded as a reduction to shareholders' equity.  Upon redemption in the first quarter of 2007, the $1.9 million was reflected as a reduction from both net income available to common shareholders and Funds From Operations available to common shareholders.  Operating FFO for the year exceeded the results as measured under the NAREIT definition by approximately four cents per share in 2007 as this $1.9 million was added back for Operating FFO purposes.

		First	Second	Third	Fourth
		Quarter	Quarter	Quarter	Quarter	Year
Assumptions for mid-point of guidance:
Same store revenue growth	see notes (1) & (2)	4.2%	2.8%	3.9%	4.3%	3.8%

Same store expense growth	see note (3)	5.7%	4.6%	4.6%	3.0%	4.5%

Same store NOI growth		3.1%	1.6%	3.4%	5.1%	3.3%

Same store 2008 physical occupancy		94.6%	95.1%	95.3%	94.7%	94.9%

Same store 2007 physical occupancy		94.4%	95.0%	95.0%	94.7%	94.8%

Difference in occupancy		0.2%	0.1%	0.3%	0.0%	0.1%

Annual growth by region:		2007		2008 Same Store Growth Projection
		% of NOI		Revenue	Expenses	NOI
Philadelphia		15.0%		4.5%	3.2%	5.5%
Washington, DC		26.9%		4.2%	4.6%	3.9%
Baltimore		17.4%		3.9%	2.5%	4.8%
Florida		1.9%		3.9%	5.8%	2.2%
Chicago		4.2%		3.5%	8.6%	-1.1%
New Jersey/Long Island/Hudson Valley		26.0%		3.4%	5.7%	1.6%
Maine		1.5%		2.6%	5.4%	0.8%
Boston		7.1%		2.3%	2.5%	2.2%
Total		100.0%		3.8%	4.5%	3.3%

2008 Earnings Guidance

(1) Rental rates are projected to increase 3.1%.  Economic occupancy is expected to increase 0.2% for the year, resulting in 3.3% rental revenue growth.

(2) Property other income is expected to increase substantially year over year, increasing the 3.3% rental revenue growth to 3.8% total revenue growth. Driving this increase is a $3.1 million marginal increase in utility recovery income.

The water and sewer recovery is not affected significantly by seasonality and we expect a consistent revenue stream each quarter.  The heating cost recovery revenue will be much higher in the winter months, and accordingly lower in the warmer months, so this will create a certain "lumpiness", but will match up better with our period of higher costs.  The breakdown by quarter for the combined recovery is as follows:

	(In thousands)
	First	Second	Third	Fourth
	Quarter	Quarter	Quarter	Quarter	Year
Utility recovery - 2008	$7,350	$4,100	$3,500	$5,850	$20,800

Utility recovery - 2007	$5,740	$4,532	$2,802	$4,613	$17,687

Difference	$1,610	$(432)	$698	$1,237	$3,113

(3) Expense growth rates assumed for the midpoint of guidance for every expense category are as follows:
	% of Total		% Increase
	Expenses		Over 2007
Electricity	4.4%		4.0%
(a) Natural gas heating costs	11.3%		5.2%
(a) Water and sewer	7.3%		5.3%
(b) Repairs and maintenance	15.4%		6.6%
Total personnel costs	23.8%		3.6%
(c) Real estate taxes	23.8%		5.2%
Property insurance	5.7%		6.5%
Advertising	2.4%		-2.0%
(d) Legal & Professional	0.6%		-23.2%
Office & telephone	2.6%		5.0%
(e) Corporate apartment expense	0.4%		-17.8%
Snow removal	0.5%		-13.4%
(f) Trash	1.8%		15.3%
	100.0%		4.5%

(a) Both heating and water costs are projected to increase over 5%, but that is helping to increase the recovery projected in  (2) above.

(b) Repairs & maintenance is projected to increase 6.6%.  The increase is due to a tough comparison to the third quarter of 2007.  A year ago in the third quarter, R&M was reduced by over $1.4 million due to a FIN #30 adjustment due to a large fire loss.

(c) Real estate taxes also will be a tough comparison due to "noise" in the 2007 results. The first quarter is projected to increase 8% as the 2007 period included $387 thousand of previous years' refunds from a tax assessment reduction.  The third quarter is projected to increase only 2% as the 2007 period included a $500 thousand tax true-up due to an assessment increase. Finally, the fourth quarter is projected to increase 7% as the year ago period included $582 thousand of a one-time benefit as Chicago taxes were successfully reduced.

2008 Earnings Guidance

(3) Expense growth rates continued

(d) Legal & professional is projected to decrease substantially as 2007 included fees for successful tax assessment reductions that are not expected to continue in 2008 (see c above).

(e) Corporate apartment expense (a component of office and telephone) is projected to decrease as the level of additional corporate income has also decreased.

(f) Trash removal expense is projected to increase double digits due to a tough comparison to 2007.  We had been enjoying costs much lower than market due to our participation in a national buying group.  The largest supplier has left this group, such that our costs in 2008 reflect costs closer to market.

(4) G & A costs are expected to increase 4.4%.  The run rate is projected as follows:

	(In thousands)
	First	Second	Third	Fourth
	Quarter	Quarter	Quarter	Quarter	Year

2008 projected	$6,200	$6,325	$6,050	$5,875	$24,450
2007 Actual	$5,518	$5,952	$6,159	$5,783	$23,412
Increase	$682	$373	$(109)	$92	$1,038

The run rate above included $960 thousand expensed for the Development Department in 2007,  which is projected to increase to $1.35 million in 2008.

(5) Interest and dividend income is expected to have a run rate of approximately $30 thousand per quarter.  The level for 2007 was substantially higher as proceeds from asset sales were held in cash until invested permanently into property, debt repayment and stock buyback. The run rate is projected as follows:

	(In thousands)
	First	Second	Third	Fourth
	Quarter	Quarter	Quarter	Quarter	Year

2008 projected	$50	$25	$25	$25	$125
2007 Actual	$1,207	$83	$396	$277	$1,963
(Decrease)	$(1,157)	$(58)	$(371)	$(252)	$(1,838)

(6) Other income is expected to average approximately $100 thousand per quarter.  The higher level in the first quarter of 2007 was due to a post-closing consulting agreement from the Upstate NY sale.  The run rate is projected as follows:

	(In thousands)
	First	Second	Third	Fourth
	Quarter	Quarter	Quarter	Quarter	Year

2008 projected	$125	$100	$125	$50	$400
2007 Actual	$775	$58	$229	$62	$1,124
(Decrease)	$(650)	$42	$(104)	$(12)	$(724)

	(In millions)
	First	Second	Third	Fourth
	Quarter	Quarter	Quarter	Quarter	Year
(7) Acquisition pace (cap rate avg of 6.25% assumed)	$37.5	$37.5	$37.5	$37.5	$150

(8) Disposition pace (cap rate avg of 6.25% assumed)	$65	$60	$0	$55	$180

2008 Earnings Guidance
	(In millions)
	First	Second	Third	Fourth
	Quarter	Quarter	Quarter	Quarter	Year
(9) Stock buyback activity	$50	$0	$0	$0	$50

Quarter Comparison for FFO

First quarter: The first quarter of 2008 is a difficult comp to 2007 due to the success we enjoyed.  In 2007, we had 5.8% revenue growth (fueled by significant heating cost recovery for the first time) and negative expense growth producing 11.7% NOI growth. Expenses which were down included heating costs (lower rates and warmer weather); one-time refund of previous years' real estate taxes of $387 thousand; and property insurance decrease recorded in reserves.

For 2008, we are projecting 4.2% revenue growth, again fueled by increases in utility recovery.  Due to tough expense comps, instead of the 0.8% reduction in 2007, we are projecting a 5.7% increase in Operating & maintenance expenses, resulting in 3.1% NOI growth.

Tough comps for Interest and dividend income (down $1.2 million), other income (down $650 thousand), and G & A (up $680 thousand) produce Operating FFO growth of approximately 1%. A positive comparison to 2007 for preferred stock redemption charges results in FFO growth of 6.1%.

Some dilution from first quarter 2008 property sales is expected, as $65 million in sales at an average 6.25% cap rate are scheduled early in the quarter, with $37.5 million of replacement properties assumed to close in late March.  The proceeds will be used to either pay down low rate variable debt, or earn interest at rates much lower than the cap rate.

Second quarter: In 2007, we had 4.0% revenue growth and 7.4% expense growth, resulting in 1.8% NOI growth.  The second quarter in 2007 received more utility recovery than we are assuming for 2008, mostly shifting to the first quarter of 2008 due to timing differences.  This reduction in recovery reduces our projected rent growth of 3.2% for the quarter to 2.8%total revenue growth.  Expenses are expected to increase 4.6%, resulting in NOI growth of 1.6%, and FFO growth of approximately 1%.

Third quarter: In 2007, we had 2.4% revenue growth and negative 0.3% expense growth (another tough comp), resulting in 3.8% NOI growth. For 2008, we are projecting 3.0% rental rate growth, a 0.5% pick-up from reduced vacancy and bad debt expense, and a continued increase of 0.4% in other income from utility recovery, totaling 3.9% revenue growth. Expenses are projected to go up 4.6%, mostly from a tough repairs and maintenance comp year over year, resulting in 3.4% NOI growth and 5.4% FFO growth.

Fourth quarter: In 2007, we had 3.7% revenue growth and 4.5% expense growth, resulting in 3.1% NOI growth.  For 2008, we are expecting 3.2% rental rate growth, a 0.2% pick-up in reduced vacancy and bad debt expense, and a continued increase from utility recovery of 0.9%, totaling 4.3% revenue growth.  Expenses are projected to moderate somewhat with a positive comparison for repairs and maintenance resulting in 3.0% expense growth, and 5.1% NOI growth.

General comments

Both the third and fourth quarters are assumed to benefit from LRO being fully rolled out and functioning with positive results, which offset potential weakness from recessionary trends.  In addition, with MRI fully rolled out, certain efficiencies in property management and G & A are expected to help reduce the expense run rate.

In addition, we are starting the year with only 1.4% of our debt portfolio at variable rates.  This contributes to lower volatility as our fixed rates are easily projected, and in times of changing interest rates, cause less fluctuation on the bottom line.  Our peers average closer to 20% variable rate debt exposure.  When rates rise, we have been more protected than our peers. We are entering a period where short-term rates are anticipated to be much lower in 2008 compared to 2007.  For 2008, we plan on increasing our level of variable rate debt by using our line of credit to its potential.  In addition,  fixed-rate loans with five-year terms (versus ten-year terms) will be given priority as the loan spreads between five- and ten-year terms have widened.  This also fits our laddered maturity schedule, as we have a significant exposure ten years out, but much less five years out.  We start to get more exposure to variable debt during the year, with the greatest impact to the bottom line coming in the fourth quarter.